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                                                                    EXHIBIT 24


                                POWER OF ATTORNEY


     The undersigned hereby appoints Darrell D. Martin, Gregory B. Nevers or Richard W. Whitt (each with full power to act alone), as his true and lawful attorneys-in-fact, and grants unto said attorneys the authority in his name and on his behalf to execute and file (individually and in the capacity stated below) any documents relating to the registration by Markel Corporation (the "Company") and the Markel Corporation Retirement Savings Plan (the "Plan") of shares of common stock of the Company ("Common Stock") and/or plan interests in connection with the Plan and any and all amendments or supplements to any of the foregoing, with all exhibits and documents required to be filed in connection therewith. The undersigned further grants unto said attorneys, and each of them, full power and authority to perform each and every act necessary in order to accomplish the foregoing registration as fully as he himself might do.

     IN WITNESS WHEREOF, the undersigned has signed this power of attorney this 16th day of May, 2001.


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
/s/ Alan I. Kirshner                                             /s/ Thomas S. Gayner
---------------------------------------------------------        ----------------------------
Alan I. Kirshner, Director (Chief Executive Officer)             Thomas S. Gayner, Director


/s/ Anthony F. Markel                                            /s/ Leslie A. Grandis
---------------------------------------------------------        ----------------------------
Anthony F. Markel, President, Director                           Leslie A. Grandis, Director


/s/ Steven A. Markel                                             /s/ Stewart M. Kasen
---------------------------------------------------------        ----------------------------
Steven A. Markel, Vice-Chairman, Director                        Stewart M. Kasen, Director

/s/ Darrell D. Martin
---------------------------------------------------------        ----------------------------
Darrell D. Martin, Director, Executive Vice President            Gary M. Markel, Director
and Chief Financial Officer (Principal Financial Officer)


_________________________________________
Douglas C. Eby, Director


_________________________________________
Mark J. Byrne, Director

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